----------------
SPECIALTY EQUITY
----------------

Alliance Technology Fund

Annual Report
November 30, 2000

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 31, 2001

Dear Shareholder:

This report provides an update of Alliance Technology Fund's performance and investment activity for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

Alliance Technology Fund is an open-end fund that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended November 30, 2000. For comparison, we have also included performance for the S&P 500 Stock Index, a standard measure of the performance of the overall U.S. stock market, the Pacific Stock Exchange (PSE) High Technology Index, a measure of the overall U.S. technology and science sector, and the Lipper Science and Technology Fund Index (the "Lipper Index"), which is a performance index of the largest qualifying funds that have a science and technology investment objective.

INVESTMENT RESULTS*
Periods Ended November 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------
Alliance
Technology
Fund
  Class A                                                    -27.68%    -11.48%
--------------------------------------------------------------------------------
  Class B                                                    -27.94%    -12.12%
--------------------------------------------------------------------------------
  Class C                                                    -27.94%    -12.13%
--------------------------------------------------------------------------------
S&P 500
Index                                                         -6.92%     -4.23%
--------------------------------------------------------------------------------
PSE High
Technology
Index                                                        -18.36%      6.81%
--------------------------------------------------------------------------------
Lipper Science
and Technology
Fund Index                                                   -25.50%    -12.77%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance for the overall U.S. stock market. The PSE High Technology Index is a price-


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology, and biotechnology, among others. The Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although investment policies for the various funds may differ. All comparative indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Technology Fund.

      Additional investment results appear on pages 5-9.

As shown, during the six- and 12-month periods ended November 30, 2000, the Fund underperformed the S&P 500 Stock Index and the PSE High Technology Index. These comparisons reflect the relative weakness of the technology sector versus the overall market as measured by the S&P 500, and the strength of health care and biotechnology stocks, which are contained in the PSE High Technology Index but are not a sector in which the Fund invests. The Fund outperformed the Lipper Index for the 12-month period ending November 30, 2000 but underperformed for the six-month period. It is important to note that the market's volatility can influence short-term results. In fact, the Fund has shown very strong relative performance versus all these benchmarks as well as the NASDAQ, during the three months ending December 31, 2000, as it has benefited from a deliberate move to a more conservative posture in the fourth quarter.

Market Commentary

Roller coaster rides are thrilling, but we prefer to experience ours in an amusement park. The significant advances and then declines in technology stocks the last two years have been more extreme than anything we can recall (the excesses of enthusiasm and high valuations in 1999 have led to their inevitable undoing in 2000). More recently, price declines have been made worse by concerns of a global economic slowdown. Enter Alan Greenspan (finally) and his welcomed medicine of lowered interest rates.

Now what? Investors are reading their history books and learning that weakening economic conditions and an accommodative Federal Reserve can sometimes be a sufficient backdrop for rising stock prices. They are comparing current valuations with the peaks seen last March and concluding that some stocks have become attractive (if for no other reason than because they have dropped considerably). Most significantly, investors are beginning to


--------------------------------------------------------------------------------
2 o ALLIANCE TECHNOLOGY FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

ignore bad news (many stocks are going up on poor earnings reports, conservative management guidance and analyst estimate cuts). The action of the NASDAQ in January has been more encouraging than anything we have seen since August of last year.

Is NASDAQ's bear market finally over? We apologize for not providing a definitive answer but here is our thinking on the recent rally. On the negative side, we see a flight to cheapness, an interest in second tier companies with lower valuations. This is probably an effort to control risk while increasing one's equity exposure, and we think it is the wrong approach -- one gets what one pays for in technology and betting on the weaker players rarely works beyond the short term. There is also the prevailing thought that today's prices already discount a weak first quarter. We agree, but we expect that the second quarter will also be weak and it is a period of very tough comparisons versus 2000 -- something the Federal Reserve's rate cuts can not change in the next three months. We also point out that nine of the 10 largest one-day percentage gains in the 29-year history of the NASDAQ occurred during the last year, a time of significant secular price erosion -- too many rallies have fizzled.

Outlook

On the positive side, we are likely to re-learn in 2001 what "climbing a wall of worry" means. At some point in an economic slowdown, investors have taken a full measure of it, stocks have discounted the worst and bad news leads to stock price increases. For now at least, this seems to be happening. The big unknown is whether the full extent of the current economic slowdown has been measured into people's thinking. We are encouraged that the secular growth prospects in technology are undiminished and that the next "killer application" -- restructuring enterprises to exploit the cost benefits and operational efficiencies of the Internet -- is still in its earliest stages. It is this theme that dominates the Fund's holdings as we enter 2001.

Finally, it is worth noting that in such a volatile stock market, trying to pick NASDAQ's absolute bottom should probably not be the highest priority. Different stocks bottom at different times, as do different sectors. At some point and if the price is right, businesses should be purchased for their profit generating potential, not because of the myopic games played on Wall Street.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO]         John D. Carifa

[PHOTO]         Peter Anastos

[PHOTO]         Gerald T. Malone

Mr. Anastos and Mr. Malone are both Senior Vice Presidents and Portfolio Managers with over 50 years combined investment experience.

The challenge of 2001 will be to put such stocks into the portfolio at the appropriate time.

Thank you for your support.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Peter Anastos
Peter Anastos
Senior Vice President


/s/ Gerald T. Malone
Gerald T. Malone
Senior Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
GROWTH OF A $10,000 INVESTMENT
11/30/90 TO 11/30/00

[The following table was depicted as a mountain chart in the printed material.]

                             [PLOT POINTS TO COME]

PSE High Tech Index:              $144,660

Alliance Technology Fund Class A: $106,750

S&P 500 Stock Index:              $51,052

This chart illustrates the total value of an assumed $10,000 investment in Alliance Technology Fund Class A shares (from 11/30/90 to 11/30/00) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Pacific Stock Exchange (PSE) High Tech Index is a price-weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology, and biotechnology, among others.

When comparing Alliance Technology Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE TECHNOLOGY FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

              Alliance Technology Fund - Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                        Alliance Technology Fund     PSE High Tech Index
--------------------------------------------------------------------------------
      11/30/91                    43.88%                    39.10%
      11/30/92                    22.91%                    15.30%
      11/30/93                    25.25%                    17.11%
      11/30/94                    26.76%                    21.82%
      11/30/95                    61.93%                    57.30%
      11/30/96                    16.05%                    19.42%
      11/30/97                     7.32%                    21.86%
      11/30/98                    27.36%                    30.78%
      11/30/99                    74.67%                    92.27%
      11/30/00                   -11.48%                     6.81%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Pacific Stock Exchange (PSE) High Technology Index is a price-weighted, broad-based index, representing 100 listed and over-the-counter U.S. stocks designed to mirror the U.S. technology sector. The PSE High Technology Index is designed to represent the entire U.S. technology and science sector, including such industry groups as computer software products, information processing services, medical technology, and biotechnology, among others. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Technology Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE TECHNOLOGY FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES         PORTFOLIO STATISTICS
Class A Shares          Net Assets ($ mil): $8,894
3/1/82                  Median Market Capitalization ($ mil): $15,355
Class B Shares
5/3/93
Class C Shares
5/3/93

SECTOR BREAKDOWN

Technology

17.0% Computer Software
13.3% Semi-Conductor Components
13.0% Computer Services
12.2% Contract Manufacturing
 6.2% Internet                                      [PIE CHART]
 5.6% Communication Equipment
 5.5% Networking Software
 4.9% Computer Hardware
 3.5% Semi-Conductor Capital Equipment
 1.0% Computer Peripherals

Consumer Services

 1.5% Cellular Communications

Utilities

 2.2% Telephone

14.1% Short-Term

All data as of November 30, 2000. Sector, country breakdowns and security types may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2000

SECURITY TYPE

85.9% Equity                            [PIE CHART]
14.1% Short-term

COUNTRY BREAKDOWN

76.4% United States
 3.7% Finland
 2.0% Singapore
 1.6% United Kingdom                    [PIE CHART]
 1.1% Canada
 0.9% Netherlands
 0.2% Taiwan

14.1% Short-term

All data as of November 30, 2000. Sector, country breakdowns and security types may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE TECHNOLOGY FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

   Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year               -11.48%                   -15.24%
           5 Years                19.66%                    18.62%
          10 Years                27.27%                    26.72%

   Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year               -12.12%                   -15.51%
           5 Years                18.80%                    18.80%
   Since Inception*               26.01%                    26.01%

   Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year               -12.13%                   -12.98%
           5 Years                18.78%                    18.78%
   Since Inception*               26.00%                    26.00%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2000)

                            Class A           Class B         Class C
--------------------------------------------------------------------------------
            1 Year          -27.82%           -27.98%         -25.88%
           5 Years           20.35%            20.53%          20.53%
          10 Years           26.21%               n/a             n/a
   Since Inception*          20.79%            25.91%          25.91%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Many equity stocks, and technology stocks in particular, have experienced significant gains in recent years. There is no assurance that these gains will continue. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Date: 3/1/82, Class A; 5/3/93 for Class B and Class C shares.


--------------------------------------------------------------------------------
                                                    ALLIANCE TECHNOLOGY FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2000

                                                                   Percent of
Company                                             Value          Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                        $  488,545,225                5.5%
--------------------------------------------------------------------------------
DST Systems, Inc.                             475,287,975                5.3
--------------------------------------------------------------------------------
Sanmina Corp.                                 442,448,250                5.0
--------------------------------------------------------------------------------
Amdocs, Ltd.                                  394,338,512                4.4
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                             330,213,825                3.7
--------------------------------------------------------------------------------
BEA Systems, Inc.                             329,753,725                3.7
--------------------------------------------------------------------------------
First Data Corp.                              315,192,150                3.5
--------------------------------------------------------------------------------
Micron Technology, Inc.                       283,455,900                3.2
--------------------------------------------------------------------------------
America Online, Inc.                          274,174,354                3.1
--------------------------------------------------------------------------------
Oracle Corp.                                  255,083,700                2.9
--------------------------------------------------------------------------------
                                           $3,588,493,616               40.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2000

                                            ------------------------------------
                                                         Shares*
                                            ------------------------------------
Purchases                                      Bought       Holdings 11/30/00
--------------------------------------------------------------------------------
Dell Computer Corp.                         2,357,200              10,965,900
--------------------------------------------------------------------------------
Gateway, Inc.                               2,774,730               5,861,430
--------------------------------------------------------------------------------
JDS Uniphase Corp.                          1,048,200               2,904,700
--------------------------------------------------------------------------------
Micron Technology, Inc.                     6,120,600               8,998,600
--------------------------------------------------------------------------------
Nortel Networks Corp.                         511,100                 511,100
--------------------------------------------------------------------------------
Oracle Corp.                                5,917,200               9,625,800
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ADR)                          1,063,200               1,063,200
--------------------------------------------------------------------------------
VERITAS Software Corp.                        417,900               1,044,700
--------------------------------------------------------------------------------
Vitria Technology, Inc.                     1,471,000               2,648,275
--------------------------------------------------------------------------------
Yahoo, Inc.                                 2,014,300               2,014,300
--------------------------------------------------------------------------------

Sales                                            Sold       Holdings 11/30/00
--------------------------------------------------------------------------------
AT&T Corp.                                  2,339,000                      -0-
--------------------------------------------------------------------------------
AT&T Wireless Group                         6,673,200                      -0-
--------------------------------------------------------------------------------
Fairchild Semiconductor Corp.               4,053,200                      -0-
--------------------------------------------------------------------------------
Lexmark International Group, Inc. Cl.A      3,272,550                      -0-
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                   3,060,200                      -0-
--------------------------------------------------------------------------------
Microsoft Corp.                             4,047,700                      -0-
--------------------------------------------------------------------------------
Motorola, Inc.                              1,182,282                      -0-
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                           1,796,400               7,724,300
--------------------------------------------------------------------------------
PMC-Sierra, Inc.                              547,500               2,557,500
--------------------------------------------------------------------------------
Texas Instruments, Inc.                     2,396,000                      -0-
--------------------------------------------------------------------------------

*     Adjusted for stock splits.


--------------------------------------------------------------------------------
10 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS - 85.1%

Technology - 81.4%
Communication Equipment - 5.6%
JDS Uniphase Corp.(a) ........................        2,904,700   $  145,416,544
Nokia Corp. (ADR) (Finland) ..................        7,724,300      330,213,825
Nortel Networks Corp. (Canada) ...............          511,100       19,294,025
                                                                  --------------
                                                                     494,924,394
                                                                  --------------
Computer Hardware - 4.8%
Avocent Corp.(a) .............................        2,284,979      105,109,034
Dell Computer Corp.(a) .......................       10,965,900      211,093,575
Gateway, Inc.(a) .............................        5,861,430      111,367,170
                                                                  --------------
                                                                     427,569,779
                                                                  --------------
Computer Peripherals - 1.0%
Brocade Communications Systems, Inc.(a) ......          326,900       54,898,769
Handspring, Inc.(a) ..........................          380,000       17,670,000
StorageNetworks, Inc.(a) .....................          491,000       14,423,125
                                                                  --------------
                                                                      86,991,894
                                                                  --------------
Computer Services - 12.8%
Computer Sciences Corp.(a) ...................        1,844,700      125,785,481
DST Systems, Inc.(a) .........................        6,653,200      475,287,975
Exult, Inc.(a) ...............................          710,200        6,658,125
First Data Corp. .............................        6,157,600      315,192,150
Fiserv, Inc.(a) ..............................        2,692,825      150,461,597
Sapient Corp.(a) .............................        3,856,000       68,203,000
                                                                  --------------
                                                                   1,141,588,328
                                                                  --------------
Computer Software - 16.9%
Amdocs, Ltd.(a) ..............................        7,285,700      394,338,512
BEA Systems, Inc.(a) .........................        5,630,800      329,753,725
I2 Technologies, Inc.(a) .....................        1,661,900      160,373,350
Informatica Corp.(a) .........................          557,600       38,962,300
Macrovision Corp.(a) .........................          919,300       38,150,950
Oracle Corp.(a) ..............................        9,625,800      255,083,700
Rational Software Corp.(a) ...................        3,417,700      107,657,550
TIBCO Software, Inc.(a) ......................          959,000       33,205,375
VERITAS Software Corp.(a) ....................        1,044,700      101,923,544
Vitria Technology, Inc. ......................        2,648,275       41,379,297
                                                                  --------------
                                                                   1,500,828,303
                                                                  --------------
Contract Manufacturing - 12.1%
Celestica, Inc. (Canada)(a) ..................        1,451,500       75,659,437
Flextronics International, Ltd. (Singapore)(a)        7,042,800      176,510,175
Jabil Circuit, Inc.(a) .......................        4,095,600      127,987,500
Plexus Corp.(a) ..............................          632,200       25,604,100
Sanmina Corp.(a) .............................        5,802,600      442,448,250
Solectron Corp.(a) ...........................        8,097,000      226,716,000
                                                                  --------------
                                                                   1,074,925,462
                                                                  --------------


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)            Value
--------------------------------------------------------------------------------
Internet - 6.1%
America Online, Inc.(a) ......................        6,751,400   $  274,174,354
eBay, Inc.(a) ................................        5,534,900      189,916,256
Yahoo, Inc.(a) ...............................        2,014,300       79,816,638
                                                                  --------------
                                                                     543,907,248
                                                                  --------------
Networking Software - 5.5%
Cisco Systems, Inc.(a) .......................       10,204,600      488,545,225
                                                                  --------------
Semi-Conductor Capital Equipment - 3.5%
Applied Materials, Inc.(a) ...................        2,858,660      115,597,064
KLA-Tencor Corp.(a) ..........................        3,282,900       90,279,750
Teradyne, Inc.(a) ............................        3,464,400      104,148,525
                                                                  --------------
                                                                     310,025,339
                                                                  --------------
Semi-Conductor Components - 13.1%
Altera Corp.(a) ..............................        8,876,000      212,469,250
Intel Corp. ..................................        3,314,000      126,139,125
Micron Technology, Inc.(a) ...................        8,998,600      283,455,900
PMC-Sierra, Inc.(a) ..........................        2,557,500      235,769,531
STMicroelectronics N.V. (Netherlands) ........        2,021,300       82,367,975
Taiwan Semiconductor Manufacturing
   Co., Ltd. (ADR) (Taiwan) ..................        1,063,200       17,875,050
Xilinx, Inc.(a) ..............................        5,371,050      209,470,950
                                                                  --------------
                                                                   1,167,547,781
                                                                  --------------
                                                                   7,236,853,753
                                                                  --------------
Utilities - 2.2%
Telephone Utility - 2.2%
Qwest Communications International, Inc.(a) ..        5,100,409      192,540,440
                                                                  --------------
Consumer Services - 1.5%
Cellular Communications - 1.5%
Vodafone Group Plc (ADR) (United Kingdom) ....        3,999,273      136,975,100
                                                                  --------------

Total Common Stocks
   (cost $6,748,283,422) .....................                     7,566,369,293
                                                                  --------------

SHORT-TERM INVESTMENT - 14.0%
Time Deposit - 14.0%
State Street Euro Dollar
   6.00%, 12/01/00
   (amortized cost $1,244,320,000) ...........       $1,244,320    1,244,320,000
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE TECHNOLOGY FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                           Value
--------------------------------------------------------------------------------
Total Investments - 99.1%
   (cost $7,992,603,422) ................................         $8,810,689,293
Other assets less liabilities - 0.9% ....................             83,434,825
                                                                  --------------
Net Assets - 100% .......................................         $8,894,124,118
                                                                  ==============

(a)   Non-income producing security.
      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value
   (cost $7,992,603,422) .....................................    $8,810,689,293
Cash .........................................................               630
Receivable for investment securities sold ....................        89,083,171
Receivable for capital stock sold ............................        58,357,491
Interest and dividends receivable ............................           680,963
                                                                  --------------
Total assets .................................................     8,958,811,548
                                                                  --------------
Liabilities
Payable for capital stock redeemed ...........................        34,492,841
Advisory fee payable .........................................        23,528,281
Distribution fee payable .....................................         1,987,886
Accrued expenses and other liabilities .......................         4,678,422
                                                                  --------------
Total liabilities ............................................        64,687,430
                                                                  --------------
Net Assets ...................................................    $8,894,124,118
                                                                  --------------
Composition of Net Assets
Capital stock, at par ........................................    $      972,751
Additional paid-in capital ...................................     7,509,178,235
Accumulated net realized gain on investments .................       565,887,261
Net unrealized appreciation of investments ...................       818,085,871
                                                                  --------------
                                                                  $8,894,124,118
                                                                  ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,650,903,619 / 27,812,010 shares of capital stock
   issued and outstanding) ...................................            $95.32
Sales charge-- 4.25% of public offering price ................              4.23
                                                                          ------
Maximum offering price .......................................            $99.55
                                                                          ======
Class B Shares
Net asset value and offering price per share
   ($4,701,566,928 / 52,481,544 shares of capital stock
   issued and outstanding) ...................................            $89.59
                                                                          ======
Class C Shares
Net asset value and offering price per share
   ($1,252,764,577 / 13,990,302 shares of capital stock
   issued and outstanding) ...................................            $89.55
                                                                          ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($288,888,994 / 2,990,715 shares of capital stock
   issued and outstanding) ...................................            $96.60
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE TECHNOLOGY FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Interest ...................................   $ 46,995,240
Dividends (net of foreign taxes withheld
   of $367,664) ............................     13,713,173   $      60,708,413
                                                              -----------------
Expenses
Advisory fee ...............................    115,593,671
Distribution fee - Class A .................     10,440,554
Distribution fee - Class B .................     61,249,428
Distribution fee - Class C .................     15,934,095
Transfer agency ............................     19,445,917
Printing ...................................      1,801,131
Registration ...............................      1,250,599
Custodian ..................................        730,523
Administrative .............................        140,000
Audit and legal ............................        137,815
Directors' fees ............................        107,000
Miscellaneous ..............................        238,419
                                                              -----------------
Total expenses .............................                        227,069,152
                                                              -----------------
Net investment loss ........................                       (166,360,739)
                                                              -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions ............................                        576,021,258
Net realized loss on foreign
   currency transactions ...................                             (9,553)
Net realized gain on written option
   transactions ............................                          1,457,512
Net change in unrealized
   appreciation/depreciation of
   investments .............................                     (2,425,332,216)
                                                              -----------------
Net loss on investments ....................                     (1,847,862,999)
                                                              -----------------
Net Decrease in Net Assets from
   Operations ..............................                  $  (2,014,223,738)
                                                              =================

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Year Ended         Year Ended
                                              November 30,       November 30,
                                                  2000               1999
                                             ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $  (166,360,739)   $   (74,760,515)
Net realized gain on investments,
   written options and foreign
   currency transactions .................       577,469,217        347,003,054
Net change in unrealized
   appreciation/depreciation of
   investments ...........................    (2,425,332,216)     2,306,750,853
                                             ---------------    ---------------
Net increase (decrease) in net assets
   from operations .......................    (2,014,223,738)     2,578,993,392
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................       (80,014,950)       (62,357,963)
   Class B ...............................      (152,695,604)      (117,727,553)
   Class C ...............................       (35,768,800)       (21,549,871)
   Advisor Class .........................       (11,845,515)       (17,168,091)
Capital Stock Transactions
Net increase .............................     3,860,917,561      2,150,736,566
                                             ---------------    ---------------
Total increase ...........................     1,566,368,954      4,510,926,480
Net Assets
Beginning of period ......................     7,327,755,164      2,816,828,684
                                             ---------------    ---------------
End of period ............................   $ 8,894,124,118    $ 7,327,755,164
                                             ===============    ===============

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A

Significant Accounting Policies

Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment


--------------------------------------------------------------------------------
18 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

loss, resulted in a net decrease in accumulated net investment loss, an increase in accumulated net realized gain on investments, and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion. Prior to March 1, 2000, the effective advisory fee was a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $140,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $13,370,489 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $853,808 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,201,557 from the sales of Class A shares and $140,044, $7,228,499 and $564,302 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

Brokerage commissions paid on investment transactions for the year ended November 30, 2000, amounted to $7,071,273. For the period from December 1, 1999 to October 31, 2000, $1,121,671 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, brokerage commissions of $49,014 were paid to SCB directly.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $116,572,926 and $11,210,567 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $7,505,597,899 and $4,857,315,174, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 2000.

At November 30, 2000, the cost of investments for federal income tax purposes was $8,033,447,796. Accordingly, gross unrealized appreciation of investments was $2,382,781,911 and gross unrealized depreciation of investments was $1,605,540,414 resulting in net unrealized appreciation of $777,241,497.

Option Transactions

For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which ex-


--------------------------------------------------------------------------------
20 o ALLIANCE TECHNOLOGY FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended November 30, 2000 were as follows:

                                                  Number of
                                                  Contracts        Premiums
                                                 ===========        ===========
Options outstanding at beginning of
   the period ............................                -0-       $        -0-
Options written ..........................             2,997          2,064,654
Options terminated in closing purchase
   transactions ..........................            (2,997)        (2,064,654)
                                                 -----------        -----------
Options outstanding at
   November 30, 2000 .....................                -0-       $        -0-
                                                 -----------        -----------
NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock autho rized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        --------------------------------    ------------------------------------
                                     Shares                                 Amount
                        --------------------------------    ------------------------------------
                          Year Ended          Year Ended          Year Ended          Year Ended
                        November 30,        November 30,        November 30,        November 30,
                                2000                1999                2000                1999
                        ------------------------------------------------------------------------
Class A
Shares sold               95,393,428          48,158,052    $ 13,093,688,368    $  4,282,232,634
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              651,959             818,921          75,057,996          56,434,216
------------------------------------------------------------------------------------------------
Shares converted
  from Class B               232,034             179,018          31,810,716          15,931,334
------------------------------------------------------------------------------------------------
Shares redeemed          (87,908,770)        (41,734,391)    (12,028,104,688)     (3,717,567,978)
------------------------------------------------------------------------------------------------
Net increase               8,368,651           7,421,600    $  1,172,452,392    $    637,030,206
================================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                       -------------------------------    ----------------------------------
                                   Shares                              Amount
                       -------------------------------    ----------------------------------
                         Year Ended         Year Ended         Year Ended         Year Ended
                       November 30,       November 30,       November 30,       November 30,
                               2000               1999               2000               1999
                       ---------------------------------------------------------------------
Class B
Shares sold              21,330,696         17,813,433    $ 2,774,498,369    $ 1,500,823,911
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           1,302,869          1,659,877        141,960,026        109,253,532
--------------------------------------------------------------------------------------------
Shares converted
  to Class A               (245,861)          (188,164)       (31,810,716)       (15,931,334)
--------------------------------------------------------------------------------------------
Shares redeemed          (7,007,920)        (4,852,485)      (896,429,264)      (403,812,165)
--------------------------------------------------------------------------------------------
Net increase             15,379,784         14,432,661    $ 1,988,218,415    $ 1,190,333,944
============================================================================================

Class C
Shares sold              17,441,842         16,762,551    $ 2,272,555,163    $ 1,400,120,630
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             307,791            306,206         33,525,522         20,148,985
--------------------------------------------------------------------------------------------
Shares redeemed         (12,348,038)       (12,607,292)    (1,607,290,183)    (1,053,263,050)
--------------------------------------------------------------------------------------------
Net increase              5,401,595          4,461,465    $   698,790,502    $   367,006,565
============================================================================================

Advisor Class
Shares sold               2,249,127          4,254,845    $   310,864,382    $   373,307,248
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              98,851            242,885         11,501,365         16,853,793
--------------------------------------------------------------------------------------------
Shares redeemed          (2,291,969)        (4,898,671)      (320,909,495)      (433,795,190)
--------------------------------------------------------------------------------------------
Net increase
  (decrease)                 56,009           (400,941)   $     1,456,252    $   (43,634,149)
============================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2000.


--------------------------------------------------------------------------------
22 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             -------------------------------------------------------------------------------------
                                                                                     Class A
                                             -------------------------------------------------------------------------------------
                                                                             Year Ended November 30,
                                             -------------------------------------------------------------------------------------
                                                   2000             1999               1998                1997               1996
                                             -------------------------------------------------------------------------------------
Net asset value,
  beginning of period .................      $   111.46       $    68.60         $    54.44          $    51.15         $    46.64
                                             -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ................           (1.35)            (.99)              (.68)               (.51)              (.39)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ...............          (10.75)           49.02              15.42                4.22               7.28
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..........................          (12.10)           48.03              14.74                3.71               6.89
                                             -------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ......................           (4.04)           (5.17)              (.58)               (.42)             (2.38)
                                             -------------------------------------------------------------------------------------
Net asset value,
  end of period .......................      $    95.32       $   111.46         $    68.60          $    54.44         $    51.15
                                             =====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ..............          (11.48)%          74.67%             27.36%               7.32%             16.05%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $2,650,904       $2,167,060         $  824,636          $  624,716         $  594,861
Ratio of expenses to
  average net assets ..................            1.50%            1.68%(c)           1.66%(c)            1.67%(c)           1.74%
Ratio of net investment loss
  to average net assets ...............            (.98)%          (1.11)%            (1.13)%              (.97)%             (.87)%
Portfolio turnover rate ...............              46%              54%                67%                 51%                30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             -------------------------------------------------------------------------------------
                                                                                     Class B
                                             -------------------------------------------------------------------------------------
                                                                             Year Ended November 30,
                                             -------------------------------------------------------------------------------------
                                                   2000             1999               1998                1997               1996
                                             -------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............          $   105.73       $    65.75         $    52.58          $    49.76         $    45.76
                                             -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ............               (2.17)           (1.54)             (1.08)               (.88)              (.70)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ...........               (9.93)           46.69              14.83                4.12               7.08
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................              (12.10)           45.15              13.75                3.24               6.38
                                             -------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..................               (4.04)           (5.17)              (.58)               (.42)             (2.38)
                                             -------------------------------------------------------------------------------------
Net asset value,
  end of period ...................          $    89.59       $   105.73         $    65.75          $    52.58         $    49.76
                                             =====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ..........              (12.12)%          73.44%             26.44%               6.57%             15.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................          $4,701,567       $3,922,584         $1,490,578          $1,053,436         $  660,921
Ratio of expenses to
  average net assets ..............                2.20%            2.39%(c)           2.39%(c)            2.38%(c)           2.44%
Ratio of net investment loss
  to average net assets ...........               (1.68)%          (1.83)%            (1.86)%             (1.70)%            (1.61)%
Portfolio turnover rate ...........                  46%              54%                67%                 51%                30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             -------------------------------------------------------------------------------------
                                                                                     Class C
                                             -------------------------------------------------------------------------------------
                                                                             Year Ended November 30,
                                             -------------------------------------------------------------------------------------
                                                   2000             1999               1998                1997               1996
                                             -------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..............         $   105.69       $    65.74         $    52.57          $    49.76         $    45.77
                                             -------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .............              (2.19)           (1.57)             (1.08)               (.88)              (.70)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ............              (9.91)           46.69              14.83                4.11               7.07
                                             -------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .......................             (12.10)           45.12              13.75                3.23               6.37
                                             -------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...................              (4.04)           (5.17)              (.58)               (.42)             (2.38)
                                             -------------------------------------------------------------------------------------
Net asset value,
  end of period ....................         $    89.55       $   105.69         $    65.74          $    52.57         $    49.76
                                             =====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ...........             (12.13)%          73.40%             26.44%               6.55%             15.17%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..................         $1,252,765       $  907,707         $  271,320          $  184,194         $  108,488
Ratio of expenses to
  average net assets ...............               2.21%            2.41%(c)           2.40%(c)            2.38%(c)           2.44%
Ratio of net investment loss
  to average net assets ............              (1.69)%          (1.85)%            (1.87)%             (1.70)%            (1.60)%
Portfolio turnover rate ............                 46%              54%                67%                 51%                30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 25

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ---------------------------------------------------------------------------------
                                                                                Advisor Class
                                              ---------------------------------------------------------------------------------
                                                                                                                     October 2,
                                                                  Year Ended November 30,                            1996(d) to
                                              --------------------------------------------------------------       November 30,
                                                  2000            1999               1998               1997               1996
                                              ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ..................      $ 112.59        $  69.04           $  54.63           $  51.17           $  47.32
                                              ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) .................          (.91)           (.68)              (.50)              (.45)              (.05)
Net realized and unrealized
  gain (loss) on investments,
  written options and foreign
  currency transactions ................        (11.04)          49.40              15.49               4.33               3.90
                                              ---------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...........................        (11.95)          48.72              14.99               3.88               3.85
                                              ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .......................         (4.04)          (5.17)              (.58)              (.42)                -0-
                                              ---------------------------------------------------------------------------------
Net asset value,
  end of period ........................      $  96.60        $ 112.59           $  69.04           $  54.63           $  51.17
                                              =================================================================================
Total Return
Total investment return based
  on net asset value(b)  ...............        (11.22)%         75.22%             27.73%              7.65%              8.14%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ......................      $288,889        $330,404           $230,295           $167,120           $    566
Ratio of expenses to
  average net assets ...................          1.19%           1.35%(c)           1.37%(c)           1.39%(c)           1.75%(e)
Ratio of net investment loss
  to average net assets ................          (.66)%          (.78)%             (.84)%             (.81)%           (1.21)%(e)
Portfolio turnover rate ................            46%             54%                67%                51%                30%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE TECHNOLOGY FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                             Year Ended November 30,
                               -------------------------------------------------
                                    1999           1998            1997
                               -------------------------------------------------
      Class A.............          1.66%          1.65%           1.66%
      Class B.............          2.38%          2.38%           2.36%
      Class C.............          2.40%          2.38%           2.37%
      Advisor Class.......          1.34%          1.36%           1.38%

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 27

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors Alliance Technology Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Technology Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Technology Fund, Inc. at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 9, 2001

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $75,884,442 of the capital gain distributions paid by the Fund during the fiscal year November 30, 2000 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
28 o ALLIANCE TECHNOLOGY FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals  0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal Funds rate is an indicator of general interest-rate trends.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

initial public offering

A corporation's first offering of stock to the public.

portfolio

The collection of securities that make up a fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
30 o ALLIANCE TECHNOLOGY FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Robert C. Alexander(1)
David H. Dievler(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Peter Anastos, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gerald T. Malone, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE TECHNOLOGY FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   ALLIANCE TECHNOLOGY FUND o 33

Alliance Technology Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

TECAR1100